UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2006

            Y-Tel International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-33327	13-4151225
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

806 O’Neal Lane, Baton Rouge, Louisiana 70816

(Address of principal execute offices, including zip code)

            (225) 273-1100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01  Notice of Delisting

On May 23, 2006, Registrant learned that its common stock had  been deleted from trading on the Over the Counter Bulletin Board by the National Association of Securities Dealers, Inc. The reason for the delisting was Registrant’s failure to file timely its annual report on Form 10-KSB for the year ended December 31, 2005 and quarterly report on Form 10-QSB for the quarter ended March 31, 2006. Registrant filed its Form 10-KSB on May 25, 2006 and expects to file the Form 10-QSB during the week of May 30, 2006. At that time it will begin discussions with its market makers regarding a restoration of the trading market.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 26, 2006                          Y-TEL INTERNATIONAL, INC.

                                                                        (Registrant)

By:/s/ John Conroy__________
      John Conroy
      Acting Chief Executive Officer